UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2007 (August 28, 2007)
Silicon Mountain Holdings, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-11284	84-0910490

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
4755 Walnut Street, Boulder, Colorado 80301
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (303) 938-1155
Z-Axis Corporation
5445 DTC Parkway, Suite 450, Greenwood Village, Colorado 80111
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Loan Documents
     On August 28, 2007, following the stock exchange transaction (the “Exchange”) more fully described in Item 2.01 below, Silicon Mountain Holdings, Inc., formerly Z-Axis Corporation (“We” or the “Company”), entered into a Master Security Agreement, Joinder Agreement, Registration Rights Agreement, Guaranty, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, among other documents (the “Loan Documents”), with Laurus Master Fund, Ltd., an institutional accredited investor (the “Lender”), and certain affiliates pursuant to which we agreed to become party to the Security and Purchase Agreement and Stock Pledge Agreement, which are filed as Exhibits 10.5 and 10.6 to this Form 8-K, and certain of the debt financing documents that our wholly owned subsidiary, Silicon Mountain Memory, Incorporated (“SMM”), had entered into with the Lender in September 2006. Under the Security and Purchase Agreement, the Lender agreed to loan up to $8,500,000 to SMM and VCI Systems, Inc., a wholly owned subsidiary of SMM (the “Loan”). The debt financing, including certain covenants and events of default that will now apply to us due to our entry into the Security and Purchase Agreement, which financing was conducted by SMM in September 2006 is more fully described in our Definitive Joint Proxy Statement on Schedule 14A filed by us with the Securities and Exchange Commission on July 24, 2007 under the heading Information about Silicon Mountain Memory, Incorporated — Recent Developments.
     Pursuant to the Loan Documents, we, together with SMM and VCI (collectively, the “Borrowers”), are jointly and severally liable for all amounts due under the Loan. As part of our entry into the Loan Documents we issued an Amended and Restated Secured Convertible Note in the face amount of $2,500,000 (the “Convertible Note”), which is filed as Exhibit 10.7 to this Form 8-K. The Convertible Note bears interest at the Lender’s prime rate plus 3%, but not less than 9%. The Borrowers are required to repay the principal amount of the Convertible Note in accordance with the following schedule: (1) no amortization in the first year, (2) $50,000 per month during years two and three, and (3) $1,300,000 at maturity. The note contains early redemption penalties. Under the note, following and during an event of default and written notice by the Lender, we are obligated to pay additional interest on the note at an annual rate of 12% and may be required by the Lender to repay the note with a default payment equal to 110% of the outstanding principal amounts under the note, plus accrued and unpaid interest.
     If we intend to redeem the Convertible Note, we must provide the Lender 10 days notice and the Lender will have the right to convert the Convertible Note into common stock prior to the redemption. The Convertible Note has a fixed conversion price to convert the note to equity at a price per share of $3.69 as adjusted. We will have the right to force the Lender to convert the Convertible Note into our common stock if (i) a registration statement is effective covering the shares to be received upon conversion, (ii) the daily volume weighted average trading price of our common stock is at least 175% of the conversion price for at least 20 of the 30 days immediately preceding the forced conversion, and (iii) the number of shares issued pursuant to the forced conversion does not exceed 20% of the total volume of our common stock traded during the 30 trading days immediately preceding the forced conversion.
     The amounts outstanding under the Convertible Note, and the other two notes issued by the Borrowers as part of the Loan, which are filed as Exhibits 10.8 and 10.9 respectively to this Form 8-K, are secured by a first priority lien on all the assets of the Borrowers and a pledge of all of our equity interests in SMM and all of SMM’s equity interests in VCI. Further, the Loan is guaranteed by a personal guaranty of Tré Cates, the President and CEO of the Company and of SMM. We also guaranteed all of the debt of SMM and VCI incurred under the Loan.
     Pursuant to the Loan Documents and as a result of the Exchange, we issued the Lender two warrants (the “Warrants”) to purchase shares of our common stock in exchange for two warrants previously issued by SMM to the Lender. We issued to the Lender one warrant exercisable for 1,990,000 shares of our common stock at $.01 per share (the “Warrant”), which is equivalent to approximately 20% of our outstanding stock on a fully diluted basis. The Warrant is filed as Exhibit 10.10 to this Form 8-K. The Lender has agreed it will not exercise that portion of the Warrant which would cause the Lender to beneficially own more than 9.99% of our common stock at any time unless the Lender gives a 61-day notice to waive this restriction or unless there is an event of default under the financing documents by any of the Borrowers. The shares received by the Lender on exercise of the Warrant and in connection with the financing cannot be sold, unless there is an event of default as contemplated by the Loan Documents, until August 27, 2008, the one year anniversary of the Exchange (more fully described below) and thereafter during any month sales of these shares cannot exceed 25% of the trailing monthly dollar volume of the stock. The Lender also is prohibited from entering into short sales of our stock or warrants while any amount under any Note remains outstanding. The second warrant is exercisable for 18,312 shares of our common stock at $.01 per share on substantially the same terms as the Warrant.
     Pursuant to the terms of the Registration Rights Agreement, which is filed as Exhibit 10.3 to this Form 8-K, within 60 days after the closing of the Exchange, we are required to file a registration statement with the SEC to register the resale of the stock issuable upon conversion of the Convertible Note and the resale of the stock issuable upon exercise of the two warrants described in the preceding paragraph and to have the registration statement declared effective within 180 days of the closing of the Exchange. We are subject to liquidated damage fees of 0.5% of the original principal amount of the Convertible Note per month for each month that the filing or effectiveness of the registration statement is late in addition to certain other events. Such damages will not exceed 10% of the original principal amount of the Convertible Note.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The Stock Exchange
     On August 28, 2007, following the approval of our stockholders at our Annual Meeting of Stockholders and the stockholders of SMM at SMM’s Special Meeting of Stockholders, we consummated a stock exchange (the “Exchange”) with SMM pursuant to the Stock Exchange Agreement, dated May 7, 2006, by and among us, SMM, and two executive officers of each of the Company and SMM (the “Exchange Agreement”). Pursuant to the Exchange, we acquired all of the issued and outstanding capital stock of SMM, and in exchange we issued 5,065,510 shares of our common stock, par value $.001 per share, to the former SMM stockholders. In the Exchange, SMM stockholders received approximately 1.1098 shares of our post-split common stock for each share of SMM common stock owned by them. We also exchanged warrants with the existing SMM warrant holders. Upon the consumation of the Exchange and as further described below, the board and management of SMM become our board and management, respectively.
     As a result, the former SMM stockholders now hold approximately 93% of our issued and outstanding stock. Additionally, as a result of the Exchange, SMM became our wholly owned subsidiary. Copies of the Exchange Agreement and other agreements entered into in conjunction with the Exchange Agreement were filed as annexes to the Definitive Joint Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on July 24, 2007.

     Immediately prior to the Exchange, we conducted a one-for-nine reverse split of our outstanding common stock, which resulted in our outstanding common stock being reduced from 3,825,000 shares to 425,000 post-split shares.
     As part of the Exchange, we issued common stock purchase warrants including the warrants described above (the “Company Warrants”) in exchange for all of SMM’s outstanding common stock purchase warrants (the “SMM Warrants”). The holder of each SMM Warrant to purchase one share of SMM’s common stock tendered for exchange, received Company Warrants to purchase approximately 1.1098 shares of our common stock for the duration of the original exercise period of the SMM Warrant at an equivalent exercise price.
     As part of the Stock Exchange, we assumed SMM’s existing 2003 Equity Incentive Plan and all the outstanding vested and unvested stock options of SMM issued pursuant to the plan, as more fully described in our Definitive Joint Proxy Statement on Schedule 14A filed with the SEC on July 24, 2007. The number of outstanding stock options was adjusted using the same exchange ratio as described above. The Silicon Mountain Memory, Incorporated 2003 Equity Incentive Plan is filed as Exhibit 10.11 to this Form 8-K. Additionally, the Form of Stock Option Agreement of Silicon Mountain Memory, Incorporated 2003 Equity Incentive Plan is filed as Exhibit 10.12 to this Form 8-K.
     Holders of 93% of SMM’s common stock prior to the Exchange and certain holders of our common stock entered into lockup agreements pursuant to which they agreed, subject to certain exceptions, not to sell, sell short, grant an option to buy, or otherwise dispose of any shares of the our common stock for a period of twelve (12) months following the closing of the Stock Exchange.
The LLC Sale
     As more fully described in our Definitive Joint Proxy Statement on Schedule 14A, prior to the closing of the Exchange, our principal business was to develop and produce video, computer-generated graphics and multimedia presentations used principally in litigation support services. Immediately prior to the Exchange, Z-Axis LLC, a Colorado limited liability company and our then wholly-owned subsidiary, held all of our assets, subject to all of our liabilities. Concurrent with the closing of the Stock Exchange, we sold all of the 1,000 outstanding membership interests in Z-Axis LLC to a limited liability company formed by Mr. Alan Treibitz, Ms. Stephanie S. Kelso and Mr. Raymond Hauschel (the “Purchasing LLC”) pursuant to the LLC Interest Sale Agreement dated as of June 30, 2006, between the Company and the Purchasing LLC. The LLC Interest Sale Agreement was filed as an annex to our Definitive Joint Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on July 24, 2007. Mr. Treibitz and Ms. Kelso were members of our Board of Directors prior to the closing of the Exchange, and were our chief executive officer and president, respectively, prior to the closing of the Exchange.
     The purchase price paid by the Purchasing LLC for the Z-Axis LLC membership interests was $300,000 payable in a combination of $60,000 cash, 33,457 post-split shares of stock of the Company that we redeemed from members of the Purchasing LLC, and a promissory note in the face amount of $150,000.
     As a result of the LLC sale, the Company no longer owns or operates a litigation support services business, and instead solely owns and operates SMM’s business (as described below).
Business and Management of SMM
     SMM and its subsidiary focus on developing, assembling and marketing branded computer products direct to end users, and in developing branded computing solutions used in standard operating environments. SMM’s primary customers range from Fortune 1000 companies to individual consumers in the United States. Current information regarding the business and financial aspects of SMM are available in our Definitive Joint Proxy Statement on Schedule 14A filed by the Company with the SEC on July 24, 2007, which is incorporated by reference into this Current Report on Form 8-K, subject to modification by the more recent information included in this Report.
     As more fully described in our Definitive Joint Proxy Statement on Schedule 14A filed by us with the SEC on July 24, 2007, immediately prior to the closing of the Exchange, our then board of directors, tendered each of their respective resignations to be effective upon the closing of the Exchange and appointed the individuals who were then serving on the board of directors of SMM, to replace them, effective as of the closing. Further, immediately prior to the closing of the Exchange, our then board of directors appointed the members of management of SMM, who are identified in our Joint Proxy Statement on Schedule 14A, as officers of the Company effective upon the closing. Information regarding the board and management of SMM is available in our Definitive Joint Proxy Statement on Schedule 14A filed by the Company with the SEC on July 24, 2007, which is incorporated by reference into this Current Report on Form 8-K, subject to modification by the more recent information included in this Report.
Financial Information for SMM
     The audited financial statements for SMM for the fiscal years ended December 31, 2005 and 2006 are included in our Definitive Joint Proxy Statement on Schedule 14A filed with the SEC on July 24, 2007. The financial statements and pro forma financial information required by this Item 2.01 and Item 9.01 of this Current Report on Form 8-K may be found below.
Amendments to the Company’s Articles of Incorporation
     At our Annual Meeting of Stockholders held on August 27, 2007, our stockholders approved the following actions regarding our articles of incorporation:
•	An amendment to change our name from Z-Axis Corporation to Silicon Mountain Holdings, Inc.;
•	An amendment to increase our authorized common stock from 10,000,000 post-split shares to 30,000,000; and
•	An amendment to create a new class of preferred stock which will consist of 3,000,000 authorized post-split shares, par value $0.001 per share, and as to which our board of directors will have the right to designate series with the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions of any series so designated.
Our Definitive Joint Proxy Statement on Schedule 14A contains a complete discussion of each of the amendments discussed above.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
To the extent appropriate, the information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.
     To the extent appropriate, the information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. These sales were completed in reliance on exemptions from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D. The securities were purchased by accredited investors, sophisticated investors, or were purchased by fewer than 35 other investors who utilized their respective purchaser representatives. In addition, each of the recipients of securities (and, to the extent applicable, their purchaser representatives) received the information contained in our Definitive Joint Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on July 24, 2007, which Definitive Joint Proxy Statement contained audited financial statements and substantially all other information that would be included in a Registration Statement on Form SB-2 or S-1.
Item 5.01. Changes in Control of Registrant.
     To the extent appropriate, the information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     To the extent appropriate, the information set forth in Item 2.01 of this Current Report on Form 8-K and the information contained in our Definitive Joint Proxy Statement on Schedule 14A filed by the Company with the SEC on July 24, 2007 is incorporated by reference into this Item 5.02. If or when the information required by Items 5.02(c)(3), 5.02(d)(3) or 5.02(d)(4) is determined or becomes available, we will amend this Current Report on Form 8-K, as appropriate, and provide the required information under the appropriate item.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     To the extent appropriate, the information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
Item 7.01. Regulation FD Disclosures
     On September 5, 2007, the Company will issue a press release entitled “Z-Axis Corporation Acquires Silicon Mountain Memory, Incorporated and Changes Name to Silicon Mountain Holdings, Inc.” The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
(b) Pro Forma Financial Information.
SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
The unaudited pro forma consolidated financial data set forth below as of June 30, 2007 and for the six months ended June 30, 2007 and the twelve months ended December 31, 2006 is based upon Z-Axis’ historical financial statements, adjusted to give effect to:
•	the exchange with Silicon Mountain,

•	the contemporaneous sale of the LLC to the purchasing LLC, and

•	the acquisition of VCI by Silicon Mountain.
The pro forma financial information as of and for the six months ended June 30, 2007 has been developed from Z-Axis’ audited financial statements and Silicon Mountain’s unaudited financial statements, and the notes to those financial statements, which are included elsewhere in this document.
The pro forma financial information for the twelve months ended December 31, 2006 has been developed from Z-Axis’ unaudited financial statements and Silicon Mountain’s audited financial statements, and the notes to those financial statements, which are included elsewhere in this document.
Prior to the exchange, Z-Axis’ fiscal year end was March 31 and Silicon Mountain’s fiscal year end was December 31. As such, the pro forma statements of operation data for the period ended December 31, 2006 below reflects the twelve months ended December 31, 2006 for Z-Axis and the December 31 fiscal year end for Silicon Mountain. Following the exchange and the LLC sale, Z-Axis (which will then be renamed Silicon Mountain Holdings) intends to adopt the fiscal year end of the acquiror for accounting purposes, which is Silicon Mountain. As such, the fiscal year end of Z-Axis (which will then be renamed Silicon Mountain Holdings) will thereafter be December 31. For this reason, we have presented pro forma statements of operations data for Z-Axis as the twelve months ended December 31, 2006 as well as the pro forma balance sheet data as of June 30, 2007. Please see the paragraphs below for information concerning the related accounting treatment of the exchange and LLC sale transactions.
The unaudited pro forma consolidated financial data is provided for illustrative purposes only and does not purport to represent what Z-Axis’ actual consolidated results of operations or Z-Axis’ financial position would have been had the exchange and the LLC sale occurred on the dates assumed, nor is it necessarily indicative of future consolidated results of operations or financial position.

The unaudited pro forma combined financial data is based on estimates and various assumptions that Silicon Mountain and Z-Axis believe are reasonable in these circumstances. The unaudited pro forma adjustments reflect transaction-related items only and are based on currently available information. Because the former stockholders of Silicon Mountain will own approximately 94.16% of the combined company on completion of the exchange, calculated on a fully diluted basis (but excluding shares issuable pursuant to employee stock options) and Z-Axis is selling its existing operations through the sale of the LLC in conjunction with the exchange, the exchange and the LLC sale will be accounted for as a recapitalization through a reverse acquisition, with no goodwill or other intangibles recorded. As such, the pro forma financial information reflects the historical financial information of Silicon Mountain and the remaining assets of Z-Axis brought over at historical cost. Costs of the exchange will be charged to operations. The resulting stockholders’ equity in the pro forma balance sheet reflects that of Z-Axis, adjusted to give effect to the exchange, the LLC sale and the reverse stock split expected to occur immediately prior to closing. No estimates of costs associated with the LLC sale have been reflected in the unaudited pro forma consolidated financial statements. Z-Axis does not anticipate that any cost savings, revenue enhancements or synergies will be realized in connection with the exchange and the LLC sale. The unaudited pro forma consolidated financial statements reflect Silicon Mountain’s accounting policies, as those accounting policies will govern Silicon Mountain Holdings’ accounting after the exchange and LLC sale.
The summary consolidated balance sheet data at June 30, 2007 gives effect to the proposed exchange and LLC sale as if these transactions had occurred on June 30, 2007. The summary consolidated statement of operations data for the six months ended June 30 2007 and the twelve months ended December 31, 2006, gives effect to the proposed exchange, LLC sale and VCI acquisition as if these transactions had occurred on January 1, 2006.

Pro Forma Consolidated Balance Sheet as of June 30, 2007

			Z-Axis
			Post Reverse		Adjustments for	Z-Axis After	Silicon			Pro Forma
	Z-Axis		Split		Sale of LLC	LLC Sale	Mountain		Exchange	Combined

Assets
Current assets
Cash	193,306		193,306	b,c	(133,306)	60,000	456,936		—	516,936
Accounts receivable	696,195		696,195	b	(696,195)	—	2,133,478		—	2,133,478
Inventory	—		—	b	—	—	976,468		—	976,468
Other current assets	28,824		28,824		(28,824)	—	724,099	e	(210,000)	514,099

Total current assets	918,325		918,325	b,c	(858,325)	60,000	4,290,981		(210,000)	4,140,981
Non-current assets

Property and equipment, net	92,641		92,641	b	(92,641)	—	513,302		—	513,302
Restricted cash	25,284		25,284	b	(25,284)	—	—		—	0
Goodwill & Other Intangibles	—		—		—	—	3,390,121		—	3,390,121
Deposits	27,983		27,983	b	(27,983)	—	38,286		—	38,286
Notes Receivable	—		—	b,c	150,000	150,000	31,037		—	181,037
Deferred income taxes	226,000		226,000	b	(226,000)	—	130,000		—	130,000

Total non-current assets	371,908		371,908	b,c	(221,908)	150,000	4,102,747		—	4,252,747
Total assets	1,290,233		1,290,233		(1,080,233)	210,000	8,393,728		(210,000)	8,393,728
Liabilities and Stockholders’ Equity
Current liabilities
Line-of-credit	100,000		100,000	b	(100,000)	—	1,417,167		—	1,417,167
Accounts payable	161,169		161,169	b	(161,169)	—	1,461,279		—	1,461,279
Accrued expenses	186,433		186,433	b	(186,433)	—	520,767		60,000	580,767
Deferred revenue	54,671		54,671	b	(54,671)	—	—		—	—
Deferred income taxes	121,000		121,000	b	(121,000)	—	—		—	—
Note payable related party	—		—		—	—	100,000		—	100,000
Current portion of long-term obligations	1,363		1,363	b	(1,363)	—	919,143		—	919,143
Other Payables	—		—		—	—	—		—	—

Total current liabilities	624,636		624,636	b	(624,636)	—	4,418,356	g	60,000	4,478,356
Long-term Liabilities
Long-term debt less current maturities	—		—	b	—	—	3,616,862		—	3,616,862
Deferred rent	107,831		107,831	b	(107,831)	—	—		—	107,831
Deferred income taxes	—		—		—	—	—		—	—

Total long-term liabilities	107,831		107,831	b	(107,831)	—	3,616,862		—	3,616,862
Total liabilities	732,467		732,467	b	(732,467)	—	8,035,218		60,000	8,095,218
Stockholders’ equity
Common stock, par value	3,825	a	425	d	(33)	392	45,389	f	(40,352)	5,429
Additional paid-in capital	1,478,742	a	1,482,142	d	(1,303,133)	179,009	1,481,690	f	(169,648)	1,491,051
Accumulated deficit	(924,801)		(924,801)		955,400	30,599	(1,168,569)		(60,000)	(1,197,970)

Total stockholders’ equity	557,766		557,766		(347,766)	210,000	358,510		(270,000)	298,510
Total liabilities and stockholders’ equity	1,290,233		1,290,233		(1,080,233)	210,000	8,393,728		(210,000)	8,393,728

a	Initial par value for 3,825,000 shares with a par value of $0.001 is $3,825. After the one for nine reverse split, the total Z-axis outstanding shares is will be reduced to 425,000 shares; with a par value of $0.001 making the par value $425. Additional paid-in capital adjusted $3,400 upward to account for the drop in par value due to the reverse split.

b	To reflect the sale of the operating assets and liabilities of Z-Axis to Z-Axis LLC in exchange for all of the membership rights of Z-Axis LLC.

c	To reflect the sale of the membership rights of Z-Axis LLC by Z-Axis to Z-Axis in exchange for $60,000 in cash, $150,000 in the form of a note receivable, and the remainder in common stock valued at $90,000.

d	33,457 shares of stock with a set value of $90,000 will be sold back to the company as part of the LLC sale consideration. This results in a reduction in the par value of $33.457. The additional paid-in capital is reduced by $1,298,736 to balance the value of equity with the assets for the company post-LLC sale.

e	To reflect legal and accounting fees associated with the exchange that have been capitalized.

f	The par value of the common stock post-exchange will be $0.01; and adjustment of $3,433 in par value for shares owned by Z-axis is made to reflect this change in par value. The total shares owned by Silicon Mountain shareholders post-exchange will be 5,037,124 based on the exchange ratio of 1.1098. This increases the par value of shares by $4,980. Additional paid in capital adjusted to balance combined result.

g	To record estimated remaining acquisition related legal and professional fees.

Pro Forma Consolidated Statements of Operations
for the Six Months Ended June 30, 2007

				Z-Axis Pro-forma Six	Silicon Mountain Six
	Z-Axis Six Months			Months Ended June	Months Ended June
	Ended June 30, 2007	Adjustments		30, 2007	30, 2007		Pro Forma Combined
Sales	$1,698,219	$(1,698,219)		$—	$14,922,050		$14,922,050
Costs of goods sold	—	—		—	11,729,687		11,729,687
Gross Margin	1,698,219	(1,698,219)		—	3,192,363		3,192,363
Operating expenses:
Production	649,081	(649,081)		—	—		—
Research and development	32,168	(32,168)		—	—		—
Selling Expenses	—	—		—	1,298,331		1,298,331
General and administrative	551,897	(551,897)		—	1,493,288		1,493,288
Marketing	397,495	(397,495)		—	—		—
Depreciation and amortization	19,959	(19,959)		—	483,632		483,632
Total operating expenses	1,650,600	(1,650,600)		—	3,275,251		3,275,251
(Loss) income from operations	47,619	(47,619)		—	(82,888)		(82,888)
Other income (expense):
Interest (expense), net	(12,063)	12,063		—	(477,517)		(477,517)
Gain (loss) on fixed assets	—	—		—	(17,071)		(17,071)
Other income (expense)	684	(684)		—	(56,043)		(56,043)
Total other income	(11,379)	11,379		—	(550,631)		(550,631)
(Loss) income before income taxes	36,240	(36,240)		—	(633,519)		(633,519)
Income tax benefit (expense)	(5,140)	5,140		—	231,000		231,000
Net (loss) income	$31,100	$(31,100)		$—	$(402,519)		$(402,519)
Weighted average common shares outstanding:
Basic	3,825,000	(3,825,000	) a	391,543	5,037,124	b	5,428,667
Diluted	3,825,000	(3,825,000	) a	391,543	5,037,124	b	5,428,667
Basic (loss) income per common share	$0.01	$(0.01)			$(0.08)		$(0.07)

a	Adjustment takes into account the one-for-nine reverse stock split of Z-Axis’ common stock expected to occur prior to the closing of the exchange and redemption of 33,457 post-split shares of Z-Axis common stock from the Z-Axis investor group in connectio

b	Adjustment for the change in SMM shares to Z-axis shares with 1.109798 exchange ratio as specified in the stock exchange agreement.

Pro Forma Consolidated Statements of Operations for the Twelve Months Ended December 31, 2006.

												Silicon
				Z-Axis	Silicon							Mountain
	Z-Axis			Pro-forma	Mountain							adjusted
	Twelve			Twelve	Twelve		VCI from					Twelve
	Months			Months	Months		Jan 1,					Months
	Ended			Ended	Ended		2006 to					Ended
	December 31,			December 31,	December 31,		Sept 24,		VCI			December 31,	Pro Forma
	2006	Adjustments		2006	2006		2006		Adjustments		Adjustments	2006	Combined

Sales	$3,487,172	$(3,487,172)		$—	$21,791,433		$9,169,121		—		—	$30,960,554	$30,960,554
Costs of goods sold	—	—			16,738,626		7,839,718		—		—	24,578,344	24,578,344
Gross Margin	—	—			5,052,807		1,329,403		—		—	6,382,210	6,382,210
Operating expenses:
Production	1,427,392	(1,427,392)		—	—		—		—		—	—	—
Research and development	100,677	(100,677)		—	—		—		—		—	—	—
Selling Expenses	—	—		—	3,003,843		307,769		—		—	3,311,612	3,311,612
General and administrative	1,254,390	(1,254,390)		—	2,135,324		483,333		—		—	2,618,657	2,618,657
Marketing	879,125	(879,125)		—								—	—
Depreciation and amortization	49,993	(49,993)		—	454,686		—	a	330,769		—	785,482	785,482

Amortization of software development costs	31,482	(31,482)		—	—		—		—		—	—	—
Total operating expenses	3,743,059	(3,743,059)		—	5,593,853		791,102		330,769		—	6,715,751	6,715,751
(Loss) income from operations	(255,887)	255,887		—	(541,046)		538,301		(330,769)		—	(333,541)	(333,541)
Other income (expense):
Interest (expense), net	(12,764)	12,764		—	(338,853)		4,410	d	(351,107)		—	(685,550)	(685,550)
Gain (loss) on fixed assets	—	—			616		—		—		—	616	616
Gain on forgiveness of debt	—	—		—	49,202		—		—		—	49,202	49,202
Other income (expense)	2,531	(2,531)			(88,014)		—		—		—	(88,014)	(88,014)
Total other income	(10,233)	10,233		—	(377,049)		4,410		(351,107)		—	(723,746)	(723,746)
(Loss) income before income taxes	(266,120)	266,120		—	(918,095)		542,711		(681,903)		—	(1,057,287)	(1,057,287)
Income tax benefit (expense)	13,485	(13,485)		—	267,000		—		—	e	$124,196	391,196	391,196
Net (loss) income	$(252,635)	$252,635		$—	$(651,095)		$542,711		$(681,903)			$(790,287)	$(790,287)

Weighted average common shares outstanding:
Basic	3,825,000	(3,825,000	) b	391,543	4,538,773	c	100		(100	) c	498,351	5,037,124	5,428,667
Diluted	3,825,000	(3,825,000	) b	391,543	4,538,773	c	100		(100	) c	498,351	5,037,124	5,428,667
Basic (loss) income per common share	$(0.07)				$(0.14)							$(0.16)	$(0.15)

a	Depreciation and amortization of acquired assets of VCI as if transaction occurred on January 1, 2006. Total amortization for the period from January 1, 2006 to September 24, 2006 intangible assets is $226,520. Loan fee amortization is $78,511 for the period from January 1, 2006 to September 24, 2006. This amount was calculated by multiplying the total loan amortization for the period by the percentage of the purchase price was to total borrowing for the debt facilities. The total VCI purchase price of $3,205,415 was 48% of the total borrowing of $6,622,000. Total additional depreciation for the period January 1, 2006 to September 24, 2006 is $25,765. The additional $330,796 represents the additional amortization and depreciation that would have been recorded had the VCI acquisition occurred on January 1, 2006.

b	Adjustment takes into account the one-for-nine reverse stock split of Z-Axis’ common stock expected to occur prior to the closing of the exchange and redemption of 33,457 post-split shares of Z-Axis common stock from the Z-Axis investor group in connection with the LLC sale.

c	Adjustment for the conversion in Silicon Mountain shares to Z-axis shares based on a 1.109798 exchange ratio as specified in the stock exchange agreement.

d	The interest expense associated with the borrowing for the period from January 1, 2006 to September 24, 2006 intangible assets is $257,926. This amount was calculated by multiplying the total interest expense for the period by the percentage of the purchase price to the total borrowing for the debt facilities. Also included is $93,181 of interest associated with the beneficial conversion associated with the warrants issued to the lender for the period from January 1, 2006 to September 24, 2006 adjusted to the percentage of the purchase price to the total borrowing. The total VCI purchase price of $3,205,415 was 48% of the total borrowing of $6,622,000. The additional expense of $351,107 represents the additional interest and debt discount that would have been recorded had the VCI acquisition occurred on January 1, 2006.

e	We have calculated the tax effect on the consolidated incomes from both the companies with a statutory rate of 37%. The $124,196 adjustment represents an adjustment to reflect the annual income tax benefit of $391,196 which is calculated using an effective tax rate of 37% on the combined company’s loss before operations of $1,057,287.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation
10.1	Master Security Agreement, dated August 28, 2007
10.2	Joinder Agreement, dated August 28, 2007
10.3	Registration Rights Agreement, dated August 28, 2007
10.4	Guaranty, dated August 28, 2007
10.5	Security and Purchase Agreement, dated September 25, 2006
10.6	Stock Pledge Agreement, dated September 25, 2006
10.7	Amended and Restated Secured Convertible Term Note, dated August 28, 2007
10.8	Secured Term Note, dated September 25, 2006
10.9	Secured Revolving Note, dated September 25, 2006
10.10	Common Stock Purchase Warrant, dated August 30, 2007
10.11	Silicon Mountain Memory, Incorporated 2003 Equity Incentive Plan
10.12	Form of Stock Option Agreement of Silicon Mountain Memory, Incorporated 2003 Equity Incentive Plan
10.13	Side Letter Agreement, dated August 30, 2007
99.1	September 5, 2007 Press Release entitled “Z-Axis Corporation Acquires Silicon Mountain Memory, Incorporated and Changes Name to Silicon Mountain Holdings, Inc.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON MOUNTAIN HOLDINGS, INC.
Signature:	/s/ Rudolph (Tré) A. Cates, III
Name:	Rudolph (Tré) A. Cates, III
Title:	President & Chief Executive Officer

Dated: September 4, 2007

EXHIBIT INDEX

Exhibit Number	Description
3.1	Amended and Restated Articles of Incorporation
10.1	Master Security Agreement, dated August 28, 2007
10.2	Joinder Agreement, dated August 28, 2007
10.3	Registration Rights Agreement, dated August 28, 2007
10.4	Guaranty, dated August 28, 2007
10.5	Security and Purchase Agreement, dated September 25, 2006
10.6	Stock Pledge Agreement, dated September 25, 2006
10.7	Amended and Restated Secured Convertible Term Note, dated August 28, 2007
10.8	Secured Term Note, dated September 25, 2006
10.9	Secured Revolving Note, dated September 25, 2006
10.10	Common Stock Purchase Warrant, dated August 30, 2007
10.11	Silicon Mountain Memory, Incorporated 2003 Equity Incentive Plan
10.12	Form of Stock Option Agreement of Silicon Mountain Memory, Incorporated 2003 Equity Incentive Plan
10.13	Side Letter Agreement, dated August 30, 2007
99.1	September 5, 2007 Press Release entitled “Z-Axis Corporation Acquires Silicon Mountain Memory, Incorporated and Changes Name to Silicon Mountain Holdings, Inc.”